Exhibit 99.2

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Statements of Income

	Three Months Ended				Year to Date
	September 2009	September 2008	June 2009	March 2009	September 2009	September 2008
Interest & Loan Fees Income	$90,897	$106,760	$92,532	$94,705	$278,134	$326,725
Tax equivalent adjustment	2,701	3,451	2,902	2,964	8,567	11,048

Interest & Fees Income (FTE)	93,598	110,211	95,434	97,669	286,701	337,773
Interest Expense	29,104	42,623	30,323	33,788	93,215	137,158

Net Interest Income (FTE)	64,494	67,588	65,111	63,881	193,486	200,615

Credit Loss Provision	8,067	6,497	23,251	8,028	39,346	12,948

Non-Interest Income:
Fees from trust & brokerage services	3,142	4,522	3,506	3,594	10,242	13,014
Fees from deposit services	10,566	10,251	10,255	9,303	30,124	29,336
Bankcard fees and merchant discounts	1,104	1,543	1,058	923	3,085	4,835
Other charges, commissions, and fees	470	450	526	451	1,447	1,527
Income (loss) from bank owned life insurance	1,051	1,622	1,340	(102)	2,289	3,943
Mortgage banking income	172	93	167	137	476	342
Other non-interest revenue	896	1,016	2,293	1,015	4,204	3,384
Total other-than-temporary impairment losses	(7,903)	(9,189)	(1,137)	(95)	(9,135)	(9,310)
Portion of loss recognized in other comprehensive income	4,943	—	—	—	4,943	—
Net gains (losses) on sales/calls of investment securities	82	22	(158)	164	88	1,052

Total Non-Interest Income	14,523	10,330	17,850	15,390	47,763	48,123

Non-Interest Expense:
Employee compensation	14,735	15,152	14,751	14,947	44,433	46,130
Employee benefits	4,818	3,614	4,734	4,889	14,441	10,605
Net occupancy	4,124	4,163	4,154	4,552	12,830	12,434
Other expenses	15,799	17,361	16,244	14,902	46,945	50,408
Amortization of intangibles	618	789	662	704	1,984	2,747
OREO expense	1,576	271	869	1,237	3,682	1,556
FDIC expense	2,004	288	4,284	583	6,871	593

Total Non-Interest Expense	43,674	41,638	45,698	41,814	131,186	124,473

Income Before Income Taxes (FTE)	27,276	29,783	14,012	29,429	70,717	111,317

Tax equivalent adjustment	2,701	3,451	2,902	2,964	8,567	11,048

Income Before Income Taxes	24,575	26,332	11,110	26,465	62,150	100,269

Taxes	7,174	6,740	2,954	(3,168)	6,960	29,834

Net Income	$17,401	$19,592	$8,156	$29,633	$55,190	$70,435

MEMO: Effective Tax Rate	29.19%	25.60%	26.59%	(11.97)%	11.20%	29.75%

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Consolidated Balance Sheets

	September 30 2009 Q-T-D Average	September 30 2008 Q-T-D Average	September 30 2009	December 31 2008	September 30 2008

Cash & Cash Equivalents	$307,780	$191,535	$577,707	$213,534	$224,478

Securities Available for Sale	936,373	1,161,361	932,690	1,097,043	1,169,998
Held to Maturity Securities	101,735	137,450	101,246	116,407	127,123
Other Investment Securities	77,709	81,773	77,709	78,372	80,556

Total Securities	1,115,817	1,380,584	1,111,645	1,291,822	1,377,677

Total Cash and Securities	1,423,597	1,572,119	1,689,352	1,505,356	1,602,155

Loans Held for Sale	8,768	1,750	4,969	868	718

Commercial Loans	3,833,221	3,808,538	3,802,531	3,916,768	3,813,651
Mortgage Loans	1,656,791	1,751,651	1,639,152	1,754,100	1,752,523
Consumer Loans	354,222	353,644	352,248	349,690	352,088

Gross Loans	5,844,234	5,913,833	5,793,931	6,020,558	5,918,262

Unearned Income	(4,864)	(6,773)	(4,486)	(6,403)	(6,644)

Loans, Net of Unearned Income	5,839,370	5,907,060	5,789,445	6,014,155	5,911,618

Allowance for Loan Losses	(64,375)	(57,041)	(68,082)	(61,494)	(57,556)

Goodwill	312,140	312,371	312,140	312,263	312,371
Other Intangibles	5,742	8,559	5,400	7,384	8,131

Total Intangibles	317,882	320,930	317,540	319,647	320,502

Real Estate Owned	43,104	10,605	44,758	19,817	13,340
Other Assets	296,128	288,051	313,296	303,742	304,776

Total Assets	$7,864,474	$8,043,474	$8,091,278	$8,102,091	$8,095,553

MEMO: Earning Assets	$7,079,625	$7,261,479	$7,296,613	$7,267,990	$7,261,723

Interest-bearing Deposits	$4,793,764	$4,571,745	$4,953,285	$4,741,855	$4,581,987
Noninterest-bearing Deposits	1,045,448	880,569	1,069,381	906,099	922,484

Total Deposits	5,839,212	5,452,314	6,022,666	5,647,954	5,504,471

Short-term Borrowings	348,539	830,170	367,477	778,320	819,227
Long-term Borrowings	852,223	921,568	852,125	852,685	927,870

Total Borrowings	1,200,762	1,751,738	1,219,602	1,631,005	1,747,097

Other Liabilities	58,137	55,569	77,128	86,420	70,876

Total Liabilities	7,098,111	7,259,621	7,319,396	7,365,379	7,322,444

Preferred Equity	—	—	—	—	—
Common Equity	766,363	783,853	771,882	736,712	773,109

Total Shareholders’ Equity	766,363	783,853	771,882	736,712	773,109

Total Liabilities & Equity	$7,864,474	$8,043,474	$8,091,278	$8,102,091	$8,095,553

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
Quarterly/Year-to-Date Share Data:	September 2009	September 2008	June 2009	March 2009	September 2009	September 2008

Earnings Per Share:
Basic	$0.40	$0.45	$0.19	$0.68	$1.27	$1.63
Diluted	$0.40	$0.45	$0.19	$0.68	$1.27	$1.62

Common Dividend Declared Per Share:	$0.29	$0.29	$0.29	$0.29	$0.87	$0.87

High Common Stock Price	$23.56	$42.00	$27.75	$33.64	$33.64	$42.00
Low Common Stock Price	$16.68	$18.52	$16.81	$13.15	$13.15	$18.52

Average Shares Outstanding (Net of Treasury Stock):
Basic	43,410,532	43,276,962	43,396,901	43,407,224	43,404,920	43,262,926
Diluted	43,455,723	43,421,333	43,463,108	43,465,298	43,457,258	43,418,755

Memorandum Items:

Tax Applicable to Security Sales/Calls	$10	$8	$(55)	$57	$12	$368

Common Dividends	$12,600	$12,552	$12,599	$12,594	$37,793	$37,642

EOP Share Data:	September 2009	September 2008	June 2009	March 2009

Book Value Per Share	$17.78	$17.86	$17.42	$17.44
Tangible Book Value Per Share	$10.47	$10.46	$10.09	$10.10

52-week High Common Stock Price	$35.00	$42.00	$42.00	$42.00
Date	10/02/08	09/19/08	09/19/08	09/19/08
52-week Low Common Stock Price	$13.15	$18.52	$13.15	$13.15
Date	03/06/09	07/15/08	03/06/09	03/06/09

EOP Shares Outstanding (Net of Treasury Stock):	43,406,545	43,283,927	43,412,424	43,397,108

Memorandum Items:

EOP Employees (full-time equivalent)	1,497	1,544	1,502	1,512

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September 2009	September 2008	June 2009	March 2009	September 2009	September 2008

Selected Yields and Net Interest Margin:

Loans	5.45%	6.21%	5.44%	5.50%	5.47%	6.47%
Investment Securities	5.08%	5.45%	5.24%	5.34%	5.23%	5.51%
Money Market Investments/FFS	0.13%	1.91%	0.11%	0.45%	0.13%	2.36%
Average Earning Assets Yield	5.26%	6.05%	5.38%	5.45%	5.35%	6.26%
Interest-bearing Deposits	1.64%	2.57%	1.79%	2.08%	1.84%	2.80%
Short-term Borrowings	0.05%	1.54%	0.16%	0.22%	0.16%	2.02%
Long-term Borrowings	4.29%	4.26%	4.29%	4.15%	4.24%	4.47%
Average Liability Costs	1.93%	2.68%	2.01%	2.19%	2.04%	2.92%
Net Interest Spread	3.33%	3.37%	3.37%	3.26%	3.31%	3.34%
Net Interest Margin	3.63%	3.71%	3.67%	3.56%	3.61%	3.72%

Selected Financial Ratios:

Return on Average Common Equity	9.01%	9.94%	4.27%	16.25%	9.71%	12.05%
Return on Average Assets	0.88%	0.97%	0.41%	1.50%	0.93%	1.18%
Efficiency Ratio	50.65%	46.60%	52.42%	50.34%	51.16%	46.76%

	September 2009		September 2008		June 2009		March 2009
Loan / Deposit Ratio	96.13%		107.40%		102.69%		105.56%
Allowance for Loan Losses/ Loans, Net of Unearned Income	1.18%		0.97%		1.09%		1.04%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.20%		1.00%		1.13%		1.08%
Nonaccrual Loans / Loans, Net of Unearned Income	0.83%		0.61%		0.73%		0.67%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.41%		0.22%		0.28%		0.32%
Non-performing Loans/ Loans, Net of Unearned Income	1.26%		0.83%		1.03%		1.01%
Non-performing Assets/ Total Assets	1.45%		0.77%		1.31%		1.16%
Primary Capital Ratio	10.31%		10.21%		10.40%		10.21%
Shareholders’ Equity Ratio	9.54%		9.55%		9.64%		9.48%
Price / Book Ratio	1.10	x	1.96	x	1.12	x	0.99	x
Price / Earnings Ratio	12.23	x	19.39	x	26.03	x	6.32	x

UNITED BANKSHARES, INC. AND SUBSIDIARIES

Washington, D.C. and Charleston, WV

Stock Symbol: UBSI

(In Thousands Except for Per Share Data)

Asset Quality Data:	September 2009	September 2008	December 2008	June 2009	March 2009

EOP Non-Accrual Loans	$47,933	$36,065	$42,317	$42,825	$40,248
EOP 90-Day Past Due Loans	23,854	12,963	11,881	16,532	19,214
EOP Restructured Loans	1,091	—	—	1,095	1,134

Total EOP Non-performing Loans	$72,878	$49,028	$54,198	$60,452	$60,596

EOP Other Real Estate & Assets Owned	44,758	13,340	19,817	42,223	31,768

Total EOP Non-performing Assets	$117,636	$62,368	$74,015	$102,675	$92,364

	Three Months Ended				Year to Date
Allowance for Credit Losses:(1)	September 2009	September 2008	June 2009	March 2009	September 2009	September 2008
Beginning Balance	$66,534	$59,161	$64,682	$63,603	$63,603	$58,744
Provision Expense	8,067	6,497	23,251	8,028	39,346	12,948

	74,601	65,658	87,933	71,631	102,949	71,692
Gross Charge-offs	(5,315)	(6,529)	(21,702)	(7,351)	(34,368)	(13,046)
Recoveries	452	259	303	402	1,157	742

Net Charge-offs	(4,863)	(6,270)	(21,399)	(6,949)	(33,211)	(12,304)

Ending Balance	$69,738	$59,388	$66,534	$64,682	$69,738	$59,388

Note: (1) Includes allowances for loan losses and lending-related commitments.